SECOND AMENDMENT TO
                                CREDIT AGREEMENT
                          Dated as of November 6, 1998


     SECOND AMENDMENT, dated as of November 6, 1998 (the "Second Amendment"), to Credit Agreement, dated as of May 11, 1998 (as heretofore amended and as may be from time to time supplemented and amended, the "Credit Agreement"), between THE TOPPS COMPANY, INC., a Delaware corporation (the "Borrower"), and THE CHASE MANHATTAN BANK, in its capacity as lender (in such capacity, the "Lender") and as Agent (in such capacity, the "Agent").

                                   WITNESSETH:

     WHEREAS, on May 11, 1998, the Borrower, the Lender and the Agent entered into the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lender agree to modify certain terms of the Credit Agreement, and the Lender has agreed to do so on the terms and conditions set forth herein;

     WHEREAS, unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein are used herein as therein defined.

     NOW  THEREFORE,   the  parties  to  this  Second  Amendment,  for  valuable
consideration the receipt and sufficiency of which are hereby acknowledged, hereto agree as follows:

     SECTION 1. AMENDMENT TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the defined term "Applicable Rate" as follows:

          "Applicable Rate" means, for any day (a) with respect to any Eurodollar Loan, 2.25% per annum, or (b) with respect to the commitment fees payable hereunder, 1/2 of 1% per annum.

     SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower and each of the Guarantors hereby represents and warrants that:

          (a) each of the representations and warranties contained in Article III of the Credit Agreement and in each of the other Loan Documents is true and correct (provided that any representations and warranties which speak to a specific date shall remain true and correct as of such specific date);

          (b) after giving effect to this Second Amendment, there does not exist a Default or an Event of Default as of the date hereof;

          (c) the execution, delivery and performance by the Borrower of this Second Amendment (i) are within the corporate powers of the Borrower, (ii) have been duly authorized by all necessary corporate and, if required, stockholder action, and (iii) (A) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force

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     and effect and except filings  necessary to perfect Liens created under the
     Loan Documents, (B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (C) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (D) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens created under the Loan Documents.

          (d) This Second Amendment has been duly executed and delivered by the Borrower.

          (e) This Second Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     SECTION 3. CONDITIONS PRECEDENT. This Second Amendment shall become effective when the Agent shall have received counterparts of this Second Amendment executed by each of the Borrower, the Lender and the Agent.

     SECTION 4. CONTINUOUS EFFECT. The terms of this Second Amendment shall not operate as a waiver by the Agent or the Lender, or otherwise prejudice the rights, remedies or powers of the Agent or the Lender under the Loan Documents or under applicable law. Except as expressly provided herein: (x) no terms and provisions of the Loan Documents are modified or changed by this Second Amendment; and (y) the terms and provisions of the Loan Documents shall continue in full force and effect.

     SECTION 5. SEVERABILITY. The provisions of this Second Amendment are intended to be severable. If for any reason any provision of this Second Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     SECTION 6. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Second Amendment by signing any such counterpart.

     SECTION 7. INTEGRATION. This Second Amendment sets forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersedes any prior oral or written statements or agreements with respect to such transactions.

     SECTION 8. GOVERNING LAW. THIS SECOND AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and the year first written.


                                            THE TOPPS COMPANY, INC.

                                            By:_______________________
                                              Name:  Catherine Jessup
                                              Title:  VP - CFO




                                            THE CHASE MANHATTAN BANK,
                                            individually and as Agent,


                                            By:___________________________
                                              Name:  Christopher L. Murtha
                                              Title:    Vice President
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